EXHIBIT 10.17(1)

                          FIRST AMENDMENT AND AGREEMENT

      THIS FIRST AMENDMENT AND AGREEMENT is made as of the 23rd day of June, 1998, by and among FLEET PRECIOUS METALS INC., a Rhode Island corporation with its offices at 111 Westminster Street, Providence, RI 02903 ("Consignor"); TECHNITROL, INC., a Pennsylvania corporation with offices at 1210 Northbrook Drive, Suite 385, Trevose, PA 19053 ("Technitrol"); and ADVANCED METALLURGY, INCORPORATED, a Pennsylvania corporation with its principal office at Murray Corporate Park, 1003 Corporate Drive, Export, PA 15632 ("Advanced" and together with Technitrol, "Customer").

                                   WITNESSETH:

      WHEREAS, Consignor and Customer are parties to a certain Consignment Agreement dated December 18, 1997 (the "Consignment Agreement"), pursuant to which Consignor has agreed to consign certain precious metals to Customer upon the terms and conditions specified therein; and

      WHEREAS, the parties desire to amend certain provisions of the Consignment Agreement in order to clarify the intent of the parties with respect to such provisions.

      NOW THEREFORE, for value received and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. The second sentence of Paragraph 1 of the Consignment Agreement is amended hereby in its entirety to read as follows:

            "EXCEPT AS PROVIDED ABOVE, AND EXCEPT FOR A WARRANTY THAT CONSIGNOR SHALL HAVE TITLE TO THE COMMODITIES AT THE TIME THAT CUSTOMER SHALL PURCHASE SUCH COMMODITIES FROM CONSIGNOR AND WITHDRAW SUCH COMMODITIES FROM CONSIGNMENT AS HEREINAFTER PROVIDED, CONSIGNOR MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER MATTER, AND CONSIGNOR DISCLAIMS ALL SUCH WARRANTIES."

      2. The first sentence of Paragraph 3(b) of the Consignment Agreement is amended hereby in its entirety to read as follows:

            "At such time as Customer requests the consignment and delivery of commodities, it shall become obligated to pay a market premium per troy ounce for gold, silver or palladium and per pound for copper, such market premium to be announced by Consignor at the lime of such consignment ("Market Premium")."

      3. Paragraph 4 of the Consignment Agreement is amended hereby in its entirety to read as follows:

            "4. Maintenance of Consignment Limit. If the value of commodities on consignment at any time exceeds the Consignment Limit,

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            Customer will promptly either (a) purchase and withdraw from consignment (and make payment to Consignor as provided in Paragraph
            3), a quantity of consigned commodities which has an aggregate value sufficient to result in the value of the remaining consigned commodities to be less titan the Consignment Limit, or (b) deliver to Consignor sufficient of such consigned commodities to achieve the same result Any such delivery shall be at Customer's expense and risk."

      4. Paragraph 7(b) of the Consignment Agreement is amended hereby in its entirety to read as follows:

            "(b) Not create, incur, assume or suffer to exist any mortgage, security interest, pledge, lien or other encumbrance on any of the consigned commodities or on any products or inventory which contains consigned commodities."

      5. Paragraph 9(a) of the Consignment Agreement is amended hereby in its entirety to read as follows:

            "(a) default in the payment or performance of any of Customer's material obligations or agreements hereunder which, in the case of a performance default is not cured within thirty (30) days after written notice of such default from Consignor."

      6. Except as amended hereby, the Consignment Agreement and all agreements, instruments and documents executed in connection therewith, shall remain in full force and effect and are in all respects hereby ratified and affirmed.

      7. Customer, by its signature below, acknowledges and confirms that there are no defenses, claims or setoffs available to the Customer which would operate to limit its obligations under the Consignment Agreement or any other agreement, instrument or document executed by Customer in connection therewith.

         IN WITNESS WHEREOF, the undersigned parties have caused this First Amendment and Agreement to be executed by their duty authorized officers as of the date first above written.

WITNESS:                                TECHNITROL, INC.


/s/ Roberta Eve Fournier                By: /s/ Drew A. Moyer
-------------------------------            ----------------------------------
                                        Name:      Drew A. Moyer
                                             --------------------------------
                                        Title:     Secretary
                                              -------------------------------


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WITNESS:                                ADVANCED METALLURGY, INC.


                                        By:  /s/ James J. Rafferty, Jr.
-------------------------------           -----------------------------------
                                        Name:      James J. Rafferty, Jr.
                                             --------------------------------
                                        Title:     President
                                              -------------------------------


WITNESS:                                FLEET PRECIOUS METALS, INC.


/s/ Diane L. Haley                      By:  /s/ W. Timothy Coggins
-------------------------------           -----------------------------------
                                        Name:      W. Timothy Coggins
                                             --------------------------------
                                        Title:     Vice President
                                              -------------------------------


WITNESS:                                ADVANCED METALLURGY, INC.


/s/  Diane L. Haley                     By:  /s/ Alisa Loiselle
--------------------------------          -----------------------------------
                                        Name:      Alisa Loiselle
                                             --------------------------------
                                        Title:     ALP
                                              -------------------------------


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